Exhibit 10.12

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Working Capital Loan Contract

No.: Liu ZY-2022025

Lender: Industrial Bank Co., Ltd.

Address: Zhongshan Building, No. 154, Hudong Road, Fuzhou

Legal Representative/Principal: Lv Jiajin

Borrower: Fuzhou Yukai Trading Co., Ltd.

Address: Room 909, Xinya Building, No. 121, Dong Street, Fuzhou

Legal Representative/Principal: Zheng Zhenyu

Place of Contract Signing: Gulou District/County, Fuzhou City

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Important Tips for Contract Signing

In order to protect your rights and interests, please carefully read, check and confirm the following matters before signing this contract:

I.            Your company and you have the right to sign this contract; if it is necessary to obtain consent of others in accordance with laws, your company and you have obtained full authorization; if personal information of others is involved, your company and you have obtained written documents of others allowing Industrial Bank to process personal information thereof;

II.            Your company and you have carefully read and fully understood contractual clauses, and paid special attention to content regarding assumption of liability, exemption from or relief of liability of Industrial Bank, personal information processing and the like in where you have significant interest, as well as the content in bold;

III.           Your company and you have fully understood the meanings of terms and conditions of the contract and the corresponding legal consequences, and are willing to accept these terms and conditions;

IV.           Your company and you have paid special attention to clauses which require your company and you to use credit fund for the purpose agreed in this contract and not to embezzle credit fund (including but not limited to using the credit fund to purchase and invest in real estate, etc.), and requirements based on which your company and you should issue a letter of commitment for use of credit fund to Industrial Bank, and your company and you have fully known and understood that Industrial Bank will take actions for your embezzlement of credit fund such as earlier loan collection, termination of release of loan/financing not released hereunder, termination of payment of loan/financing not paid hereunder and reduction or termination of credit granting, and pursue legal liabilities of your company and you;

V.           If you and relevant individual sign this contract, it means that you and the individual permit and authorize Industrial Bank to process personal information of you and the individual and keep the same based on period specified by Industrial Bank; you and relevant individual have understood that you and the individual enjoy rights to know, decide, withdraw consent, restrict or reject third-party processing and so on for personal information processing, and Industrial Bank has provided services such as informed decision for personal information processing through diversified methods (including but not limited to notifying on the site); if you and relevant individual plan to withdraw, restrict or reject authorization to process personal information for Industrial Bank, you and the individual may proceed in accordance with the contract or management procedures of Industrial Bank;

VI.           The contract text provided by Industrial Bank is only a template, relevant contractual clauses are followed by blank lines, and "supplementary clauses" are added at the end of the contract so that all parties may modify, add or delete relevant contractual content;

VII.          If your company and you have any question about the contract, or your company and you find that the contract and business charges hereunder are illegal or non-compliant, please timely call the line of Industrial Bank or directly complain to or consult relevant branch of Industrial Bank (contact no.: 95561).

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With application of the borrower, the lender reviews and agrees to grant the borrower working capital loan. To specify rights and obligations of both parties and keep faith, the contract is hereby made by and between and shall be binding on both contracting parties in accordance with relevant laws and regulations of the People's Republic of China and through equal consultation.

The lender and the borrower confirm that loan hereunder belongs to the situation agreed in Item III under Article 23 Special Agreement Clause hereof.

Article 1     Definitions & Interpretations

Unless otherwise agreed by both contracting parties in writing, the following words herein will be defined and interpreted as follows:

I.            "Working capital loan" refers to loan in local and foreign currencies that borrower applies for to lender and used for daily production and operation.

II.            "Creditor's right" or principal creditor's right refers to creditor's right (including principal, interest, default interest, compound interest, liquidated damages, damages, expenses that creditor uses to realize the creditor's right, etc.) which is formed after borrower (debtor) applies to lender (creditor) and lender provides borrower with financing based on the contract with approval. Creditor's right that lender enjoys hereunder against borrower is consistent with the content of debt that borrower assumes hereunder.

"Expenses that creditor uses to realize the creditor's right" refers to litigation (arbitration) fees, attorney fees, travel costs, enforcement fees, preservation fees and other fees for realizing the creditor's right that are paid when the creditor's right is realized by means of litigation, arbitration, application to notary office for issuance of relevant enforcement certificate and so on.

III.            Words under Article 5 hereof shall have the following definitions and interpretations:

"Fixed interest rate" refers to interest rate that remains unchanged during life of a loan, and in case of release of loan in batches, interest rate that remains unchanged during the period from each actual release date to date of expiry of loan hereunder.

"Floating interest rate" refers to interest rates that changes based on cycles and ranges agreed on by borrower and lender during the life of loan.

"Floating cycle" refers to frequency of change of interest rate of loan agreed upon by borrower and lender. During a floating cycle, interest rate of loan is calculated and determined based on the pricing benchmark interest rate and the pricing method agreed herein, and interest rate of loan will remain unchanged during the floating cycle; when one floating cycle expires and the next floating cycle starts, interest rate of loan is calculated and determined based on the pricing benchmark interest rate of the new floating cycle and the pricing method agreed herein, and interest rate of loan will remain unchanged during the floating cycle.

"Pricing benchmark interest rate" refers to interest rate standards used to determine loan interest rate hereunder, including but not limited to loan prime rates released by China or relevant country, region or market, such as LPR, SHIBOR, SOFR, SOFR term interest rate, €STR, SONIA, TSRR, TONA, SARON.HIBOR, SIBOR and benchmark interest rate for deposit in RMB of the People's Bank of China.

"LPR" refers to loan prime rate calculated and released by National Interbank Funding Center with authorization of the People's Bank of China. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-1 LPR, among which, "T" refers to date of determination of loan interest rate and "T-1" means the working day immediately preceding date of determination.

"SHIBOR" refers to Shanghai Interbank Offered Rate that is released by National Interbank Funding Center and applicable on date of determination.

"SOFR" refers to Secured Overnight Funding Rate, of which currency is US dollar. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-5 SOFR, among which, "T" refers to date of determination of loan interest rate and "T-5" means the fifth working day immediately preceding date of determination.

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"SOFR term interest rate" refers to forward-looking mortgage financing interest rate of Chicago Mercantile Exchange, of which currency is US dollar. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-2 SOFR term interest rate, among which, "T" refers to date of determination of loan interest rate and "T-2" means the second working day immediately preceding date of determination.

"€STR" refers to Euro Short-Term Rate, of which currency is Euro. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-5 €STR, among which, "T" refers to date of determination of loan interest rate and "T-5" means the fifth working day immediately preceding date of determination.

"SONIA" refers to Sterling OverNight Index Average, of which currency is sterling. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-5 SONIA, among which, "T" refers to date of determination of loan interest rate and "T-5" means the fifth working day immediately preceding date of determination.

"TSRR" refers to term interest rate of SONIA, of which currency is sterling. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-2 TSRR term interest rate, among which, "T" refers to date of determination of loan interest rate and "T-2" means the second working day immediately preceding date of determination.

"TONA" refers to Tokyo OverNight Average Rate, of which currency is Japanese yen. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-5 TONA, among which, "T" refers to date of determination of loan interest rate and "T-5" means the fifth working day immediately preceding date of determination.

"SARON" refers to Swiss Average Rate OverNight, of which currency is Swiss franc. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-5 SARON, among which, "T" refers to date of determination of loan interest rate and "T-5" means the fifth working day immediately preceding date of determination.

"HIBOR" refers to Hong Kong Inter Bank Offer Rate. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-2 HIBOR, among which, "T" refers to date of determination of loan interest rate and "T-2" means the second working day immediately preceding date of determination.

"SIBOR" refers to Singapore Interbank Offered Rate, to which only Singapore dollar is applicable. According to the banking practices, both parties agree to define the pricing benchmark interest rate rule hereunder as Day T-2 SIBOR, among which, "T" refers to date of determination of loan interest rate and "T-2" means the second working day immediately preceding date of determination.

"Benchmark interest rate for deposit in RMB of the People's Bank of China" refers to benchmark interest rate for deposit in RMB that is released by the People's Bank of China and applicable on date of determination.

Among them, currencies and specific values of "LPR", "SHIBOR", "SOFR", "SOFR term interest rate", "€STR", "SONIA", "TSRR", "TONA", "SARON", "HIBOR", "SIBOR" and "benchmark interest rate for deposit in RMB of the People's Bank of China" defined based on applicable pricing benchmark interest rate rules hereunder shall be subject to the inquiry result on the core system of Industrial Bank. Date of determination of loan interest rate may be date of actual loan release, date of execution of contract or date of re-pricing.

"Loan interest rate" refers to interest rate for execution of the contract formed by fluctuations of the addition/subtraction points on the basis of pricing benchmark interest rate on date of determination of loan interest rate hereunder when both contracting parties follow the loan interest rate pricing formula hereunder with consensus.

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IV.            "Major transaction" agreed in Article 13 hereof refers to (including but not limited to): any confirmed or potential transactions which will have severe impact on corporate basic structure, corporate shareholder change, contingent liabilities, cash flow, profitability, corporate core trade secrets, corporate core competitiveness, corporate important assets, corporate major creditor's rights and debts, debt repayment ability and the ability to perform the contract of borrower, or other transactions which lender and/or borrower considers to constitute major transactions.

V.            "Major event" agreed in Article 13 hereof refers to (including but not limited to): any confirmed or potential events that will have severe impact on ability to perform duties of corporate senior management, employment and termination of contract of personnel engaged in corporate core businesses, corporate core trade secrets, corporate core competitiveness, corporate basic structure, corporate shareholder change, corporate contingent liabilities, existing of company, legality of corporate businesses, corporate stability, corporate development, corporate profitability, corporate debt repayment ability and corporate ability to perform the contract of borrower, and other events which lender and/or borrower considers to constitute major events.

VI.            "Working day" herein refers to any working day of China (excluding Hong Kong, Macao and Taiwan) other than national legal holidays and weekends. "Business day" herein refers to any business day of bank of lender; during the performance of the contract, if some date of withdrawal or repayment is non business day, it will be postponed to the following business day.

Article 2     Amount of Loan

For currency and amount of loan that lender grants borrower, see Item IV in Article 23 Special Agreement Clause hereof.

Article 3     Purpose of Loan

For use of loan, see Item V in Article 23 Special Agreement Clause hereof; without written consent of the lender, the borrower may not use the loan for other purposes.

Article 4     Term of Loan

I.            For term of loan, see Item VI in Article 23 Special Agreement Clause hereof.

II.            In case of one-off loan release, date of release shall be subject to the actual release date indicated in relevant evidence or certificate of loan; if actual release date is later than the release date indicated in the previous clause, due date of loan shall be postponed accordingly.

III.            For split loan use plan, see Item VII in Article 23 Special Agreement Clause hereof.

Borrower shall submit an application to lender to process the withdrawal formalities three working days prior to date of withdrawal of each period or other time required by lender in writing.

If borrower fails to withdraw loan in light of split use periods and amount agreed above, lender is entitled to require borrower to pay liquidated damages in accordance with Item VII in Article 23 Special Agreement Clause hereof. If borrower belongs to a micro/small-size enterprise consistent with national systems or policies, this liquidated damages will not be collected.

IV.            On condition that prerequisites for withdrawal agreed in Article 6 hereof are met, lender will pay loan fund in accordance with Article 7 hereof.

V.            Lender is entitled to properly adjust the split loan use plan according to factors, such as whether loan meets relevant laws, regulations or policies and prerequisites for withdrawal agreed herein, loan fund payment conditions, execution of corresponding security contract hereof and security formality processing time, and other factors that lender considers necessary.

VI.            In case of split loan use, each date of release shall be subject to actual release date indicated in relevant evidence or certificate of loan; if the same due date is implemented, it means that loan of each period released separately uses due date of loan determined in the evidence or certificate of loan released for the first time as the due date.

VII.            If lender recovers loan in advance in light of conditions agreed herein, it will be considered that due date of loan is moved up accordingly.

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Article 5     Loan Interest Rate and Calculation and Collection of Interest

I.            Loan interest rate (refers to annualized interest rate calculated with simple interest method, the same below)

(I)            Pricing benchmark interest rate shall be implemented in line with Item VIII in Article 23 Special Agreement Clause hereof.

(II)            For loan interest rate pricing formula, see Item IX in Article 23 Special Agreement Clause hereof.

(III)            Loan interest rate shall be implemented in line with Item X in Article 23 Special Agreement Clause hereof.

(IV)            Corresponding pricing benchmark interest rate of loan hereunder shall use each actual loan release date (or re-pricing date, if any) as date of determination of pricing benchmark interest rate. During the loan term, unless otherwise agreed herein, the borrower will no longer be notified if loan interest rate is adjusted based on the contract.

(V)            For loan released hereunder, if China or relevant country/region cancels pricing benchmark interest rate hereunder, or relevant market no longer releases pricing benchmark interest rate or requirements of regulatory departments, the lender will be entitled to re-determine loan interest rate in light of interest policies of the same period of China or relevant country/region, principles of fairness and honesty and factors such as industrial practices and interest rate situation and then notify borrower. If the borrower has objections, the borrower shall consult the lender. If consultation fails within five working days upon issuance of notification from the lender, the lender is entitled to recover loan in advance, and the borrower shall immediately pay off the remaining principal and interest of loan. If the lender or relevant country or regulatory policy requires the borrower to sign a supplementary agreement for relevant matters on that occasion, the borrower shall cooperate.

II.            Method of Repayment of Interest of Loan

(I)            Calculation of Interest of Loan. For principal of loan in local and foreign currencies, interest thereof will be calculated from the date when the lender allocates the loan into borrower's account based on the contract. Daily accrued interest of loan = Balance of loan on the date × daily interest rate. Conversion of daily interest rate and annual interest rate shall be carried out in accordance with regulations of the People's Bank of China and international practices.

(II)            Mode of repayment of interest of loan shall be executed in accordance with Item XI in Article 23 Special Agreement Clause hereof.

III.            Default Interest and Compound Interest

(I) If borrower fails to use loan in light of purpose agreed herein, from date of embezzlement, lender is entitled to calculate and collect default interest of the embezzled loan, and for rate of default interest, see Item XII in Article 23 Special Agreement Clause hereof; if borrower fails to repay on schedule and also fails to reach an agreement with lender with regard to grace, that is, if loan is overdue, from the overdue date, lender is entitled to calculate and collect default interest for overdue loan, and for rate of default interest, see Item XIII in Article 23 Special Agreement Clause hereof; for interest that is not paid on schedule (including interest before and after loan is due, default interest for embezzlement or overdue default interest), lender is entitled to calculate and collect compound interest based on overdue default interest rate for loan agreed herein. If the same loan is not only overdue but also not used based on the purpose agreed herein, default interest rate shall be calculated according to the higher one.

(II)            If loan interest rate uses a fixed interest rate, default interest rate is also the fixed interest rate; if loan interest rate uses floating interest rate, default interest rate is also the floating interest rate, and floating cycle thereof is consistent with that of loan interest rate.

(III)            Method of calculation and collection of default interest and compound interest shall be subject to loan interest repayment method agreed herein.

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Article 6     Prerequisites for Withdrawal

I.            After the borrower meets the following various withdrawal prerequisites required by the lender, borrower may apply to lender to release loan hereunder:

(I)            The borrower has delivered the following documents to the lender, situations indicated in the documents remain unchanged and are continuously effective, or borrower has given explanations to the satisfaction of lender:

1.            Letter of application for loan, of which main content includes but is not limited to: loan project name, amount, purpose, term, repayment plan, repayment source, etc.;

2.            Legal and effective business license, Articles of Association, loan card and password/credit code, list and signature samples of legal representative and members of board of directors and main principals and CFO registered in relevant administration for industry and commerce, effective identity certifications of legal representative or authorized representative thereof, written documents of legal representative or authorized representative thereof and relevant natural person that allow lender to deal with their personal information, and other corporate document that lender considers necessary of borrower;

3.            Decisions of meetings of board of directors or general meetings held according to legal procedures by borrower that are approved by voting of a quorum of directors or shareholders, truthfully, legally and effectively allow borrower to apply to lender for loan hereunder and specify purpose of loan and accept various loan conditions required by lender, or other documents lender considers necessary;

4.            Annual reports for the past three years (with audit reports and notes) approved by lender, financial statements for the latest period and the same period of the previous year, and for borrowers established for less than three years, submit annual reports since establishment;

5.            Information of related enterprises;

6.            In case of application for a temporary working capital loan, it is necessary to provide relevant contracts, vouchers or materials such as procurement contracts, order contracts and debt certificates;

7.            In case of proposed mortgage/pledge guarantee, it is necessary to provide a certificate of ownership of the mortgage/pledge property and a value appraisal report, and the mortgage/pledge registration formalities that shall be completed in accordance with requirements of relevant laws and regulations have been properly dealt with, and originals such as relevant ownership certification documents and registration certification documents have been handed over to lender for storage as required by lender; if a third-party guarantee is proposed, relevant guarantee materials shall be provided in accordance with requirements of Items 2 to 4 above, and the guarantee contract has come into effect; the above-mentioned guarantee shall continue to be effective;

8.            If lender requires insurance for the mortgage/pledge property, relevant insurance formalities for regarding lender as the first beneficiary have been properly dealt with and original policy has been handed over to lender for storage; and the insurance continues to be effective; if borrower provides mortgage/pledge, borrower hereby transfers the insurance claim enjoyed due to occurrence of insured events to lender;

9.            Enterprise in special industries must provide production and operation license for special industry or enterprise qualification level certificate issued by relevant competent approval department;

10.            If any party hereto requires completion of notarization formalities and so on, relevant notarization formalities have been appropriately dealt with;

11.            The borrower has followed requirements of lender to open an account in lender and is willing to accept credit supervision and payment & settlement supervision from lender;

12.            If borrower applies for a foreign exchange project loan, borrower must provide a valid foreign exchange loan use certificate and approval documents from relevant departments, and comply with relevant foreign exchange management policies;

13.            VAT, business tax and income tax returns required by lender;

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14.            The borrower has issued a letter of commitment for use of credit loan fund based on requirements of lender;

15.            The borrower and relevant natural person have issued written documents allowing lender to process their personal information in line with requirements of lender;

16.            Other documents, statements, vouchers and the like required by lender.

(II)            The borrower is legally established, production and operation thereof is legal and compliant, borrower is able to continue the operation, and borrower has legal source of repayment;

(III)            Purpose of loan is specific, legal and compliant.

(IV)            Statement and commitment made by borrower in Article 11 hereof continue to be true and effective; no default event or potential default event occurs on or before date of application of release;

(V)            The borrower has appropriately completed relevant evidence or certificate of loan related to release of loan. Evidence or certificate of loan is a component of the contract and has the same legal effect as the contract. If amount, term, interest rate and the like of loan hereunder are inconsistent with evidence or certificate of loan, the evidence or certificate of loan shall prevail;

(VI)            The borrower has a good credit status and no major bad records; if borrower is a new legal person, its controlling shareholder shall have a good credit status (borrower shall provide a written document of its natural person controlling shareholder allowing lender to process its personal information), and no major bad records;

(VII)            Other prerequisites for withdrawal required by lender.

II.            Under the premise that prerequisites for withdrawal agreed in this clause are met, lender shall perform obligations hereunder. Lender is entitled to unilaterally decide to reduce or give up some prerequisites for withdrawal, and borrower or guarantor shall not use this condition as defense against lender.

III.            The lender is entitled to properly adjust the loan release according to factors, such as whether the financing project meets relevant laws, regulations or policies and prerequisites for withdrawal required by lender, execution of corresponding security contract hereof and security formality processing time.

IV.            The borrower hereby agrees that: after the contract is executed, if any withdrawal of borrower fails to meet prerequisites for withdrawal or loan fund payment conditions agreed herein, lender is entitled to stop release, stop paying the loan fund or terminate the loan contract, and liabilities or losses arising therefrom shall be independently assumed by borrower. If lender terminates the contract, lender shall notify borrower; there are five working days for borrower to raise objections, which shall be calculated from the date when notice of termination is served on borrower in a manner agreed herein. If borrower raises no objections, the contract will be automatically terminated after the objection period expires. If borrower raises objection but consultation between both parties still fails within five working days after the objection period expires, lender is entitled to recover loan in advance based on the contract.

V. If, with review of lender, prerequisites for withdrawal agreed herein are met by borrower, lender will pay loan fund in accordance with Article 7 hereof.

Article 7     Account Monitoring & Loan Fund Payment

I.            Account Monitoring

In accordance with relevant national laws and regulations and regulatory policies, borrower promises that it has met prerequisites for withdrawal agreed herein before it applies for release of loan, and will accept supervision from lender on use of the loan fund based on the purpose agreed. The lender is entitled to monitor basic deposit account, general deposit account and special deposit account opened by borrower, and supervise and control release, payment and repayment of loan fund based on the contract.

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For special fund withdrawal account designated by borrower, see Item XIV in Article 23 Special Agreement Clause hereof; borrower will timely provide information on inflow and outflow of fund of the account.

The lender may consult borrower to otherwise sign an account management agreement in light of credit status, financing situation and so on of borrower, and lay out specific agreements on management of inflow and outflow of fund withdrawn from circulation of the designated account. The lender is entitled to recover loan in advance in light of the fund withdrawal situation of borrower.

II.            Loan Fund Payment

(I)            The lender is entitled to manage and control payment of the loan fund through commissioned lender payment or independent borrower payment.

1.            "Commissioned lender payment" refers to borrower authorizing lender to pay the loan fund to borrower's counterpart consistent with purpose agreed herein.

If commissioned lender payment is adopted, before release of the loan fund, borrower shall provide relevant transaction materials consistent with purpose agreed herein, and with review and approval of lender, the loan fund will be timely paid to borrower's counterpart through borrower's account.

If commissioned lender payment is adopted, after the loan fund is paid to borrower's counterpart, lender is entitled to recover the returned loan fund in accordance with Article 12 hereof provided that the loan fund is returned due to revocation, termination, invalidity and the like of the underlying transaction contract.

2.            "Independent borrower payment" refers to borrower independently paying the loan fund to borrower's counterpart consistent with purpose agreed herein after lender releases the loan fund to borrower's account.

If independent borrower payment is adopted, borrower shall regularly summarize the loan fund payment information and report the same to lender, and lender is entitled to verify whether payment of loan is consistent with the agreed purpose through account analysis, voucher verification, site investigation and the like.

(II)            Commissioned Payment

For loan fund payment which is consistent with one of conditions agreed in Item XV in Article 23 Special Agreement Clause hereof, commissioned lender payment shall be adopted.

(III)            During the release and payment of loan, in case of the following conditions on the part of borrower, loan release and payment conditions shall be supplemented based on lender's requirements, and lender is entitled to adopt stricter loan release and payment conditions, and is allowed to stop release and payment of the loan fund and take corresponding measures as agreed in Item II under Article 14 hereof:

1.            Decline in credit status;

2.            Weak profitability of main business;

3.            Use of the loan fund is abnormal;

4.            Other conditions regarded by lender.

Article 8     Repayment of Principal and Interest of Loan

I.            Principal of loan hereunder shall be repaid as agreed in Item XVI under Article 23 Special Agreement Clause hereof.

II.            Borrower shall repay lender principal and interest of loan hereunder on time and in full on date of repayment and date of interest payment agreed herein.

III.            If date of repayment is non business day of lender, it will be postponed to the next business day of lender, and such non business day of lender will be calculated into actual number of loan occupancy days. When borrower is repaying principal of loan of the last period, interest shall be discharged together with principal and not be subject to date of interest payment agreed in Article 5 hereof.

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IV.            If borrower fails to repay the loan under the loan contract on schedule and needs a grace, borrower shall submit a written loan grace application to lender in advance in accordance with Item XVII in Article 23 Special Agreement Clause hereof. With review and approval of lender, both parties shall otherwise sign a Loan Grace Contract as a supplementary contract hereof.

V.            Earlier Repayment

Borrower shall repay principal and interest of loan based on dates agreed herein.

If borrower requires earlier repayment of principal and interest of loan in part or in whole, borrower shall notify lender in writing in advance and obtain written consent of lender in accordance with Item XVIII under Article 23 Special Agreement Clause hereof. With written consent of lender, after borrower repays a part of principal and interest of loan in advance, borrower shall determine subsequent number of repayment periods, time of repayment and amount of repayment with lender through consultation. For principal of loan repaid in advance, interest thereof shall be calculated and collected based on actual period of use and loan interest rate agreed herein. Lender will not adjust interest of loan calculated and collected before the earlier repayment.

If borrower requires earlier repayment, lender is entitled to require borrower to pay liquidated damages in accordance with Item XVIII under Article 23 Special Agreement Clause hereof. If borrower belongs to a micro/small-size enterprise consistent with national systems or policies, this liquidated damages will not be collected.

VI.            If borrower fails to perform obligations based on the contract, borrower hereby irrevocably authorizes lender to directly deduct and collect amount from any account opened by borrower in lender and all branches and subsidiaries of Industrial Bank without judicial procedures, including but not limited to principal and interest of loan (including principal, interest, default interest, compound interest), liquidated damages, damages and expenses that lender uses to realize creditor's right. The borrower agrees that lender is allowed to decide specific deduction and collection order; if currency of amount in an account is inconsistent with currency of loan, the lender is entitled to translate the amount into amount in currency of loan for deduction and collection based on middle rate released by lender on date of deduction and collection; if any account agreed in this clause involves such products as wealth management products or structural deposit, borrower hereby irrevocably authorizes lender to directly institute relevant product redemption application or take other necessary measures on the behalf, to ensure that lender can smoothly deduct and collect the said amount, and borrower shall provide all necessary cooperation.

Article 9     Guarantee

I.            For the security contract hereof, see Item XIX in Article 23 Special Agreement Clause hereof.

II.            Except the foregoing signed security contract, in case of exchange rate fluctuation or any other event that lender believes may occur and affect contract performance ability of borrower or guarantor, lender is entitled to require borrower to make up for deposit or provide new security, and sign relevant security contract, and borrower shall cooperate based on requirements of lender.

III.            Before the security contract hereunder is fully signed and relevant security formalities have been appropriately dealt with, lender is allowed not to perform various obligations including release of loan hereunder.

Article 10     Rights & Obligations of Both Parties

I.            Rights and Obligations of Lender

(I)           Rights of Lender:

1.            Require borrower to provide true materials, including personal information and so on;

2.            Require borrower to repay principal and interest of loan on schedule;

3.            Require borrower to provide various materials regarding loan;

4.            Learn about situation of production, operation and finance of borrower;

5.            Supervise borrower's use of loan based on purpose agreed herein;

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6.            Supervise use of loan and raise requirements;

7.            If borrower owes multiple debts of the same type to lender, and borrower's payment is insufficient or may be insufficient to repay all the debts, lender shall decide the specific repayment or deduction order at the time of repayment;

8.            Directly deduct and collect amount from any account opened by borrower in lender and all branches and subsidiaries of Industrial Bank without judicial procedures, including but not limited to principal and interest of loan (including principal, interest, default interest, compound interest), liquidated damages, damages and expenses that lender uses to realize creditor's right. Borrower agrees that lender is allowed to decide specific deduction and collection order; if currency of amount in an account is inconsistent with currency of loan, lender is entitled to translate the amount into amount in currency of loan for deduction and collection based on middle rate released by lender on date of deduction and collection; if any account agreed in this clause involves such products as wealth management products or structural deposit, borrower hereby irrevocably authorizes lender to directly institute relevant product redemption application or take other necessary measures on the behalf, to ensure that lender can smoothly deduct and collect the said amount;

9.            Transfer all or a part of creditor's rights and security interests hereunder to a third party at any time, without consent of borrower. If lender transfer loan and security interests hereunder, borrower still assumes all obligations hereunder;

10.            If borrower fails to repay principal and interest of loan based on the contract, or fails to implement repayment of principal and payment of interest, or violates any obligation agreed herein, lender is entitled to report and disclose default information of borrower to the People's Bank of China and established and approved credit service institutions and system thereof, or relevant banking association, banking regulatory institution or other administrative/judicial/regulatory departments and established or approved information management systems or news media thereof, and take legal measures such as liquidation, litigation, arbitration or application to relevant notarization institution for issuance for certificate of execution, and in the meantime lender may take or work with other banking and financial institutions to take joint default punishment and right protection measures such as reducing or stopping credit granting, stopping opening new settlement account and stopping processing new credit cards of legal representative of borrower/borrower;

11.            Unilaterally decide to recover loan in advance based on the fund withdrawal situation of borrower;

12.            In case of exchange rate fluctuation and other situations that creditor believes may affect safety of creditor's right, debtor is obliged to supplement pledge security such as deposit as required by creditor, or implement other risk mitigation measures approved by creditor;

13.            Enjoy other rights specified by laws, regulations and rules or the contract.

(II)            Obligations of Lender:

1.            Release and pay the loan fund based on the contract;

2.            Keep confidential information on debts, finance, production and operation of borrower, unless:

(1)            required by laws and regulations;

(2)            required by relevant regulatory institution;

(3)            it is disclosed to lender's partners.

II.            Rights and Obligations of Borrower

(I)            Borrower enjoys the following rights:

1.            Withdraw and use the whole loan based on the contract;

2.            Require lender to keep confidential materials it provides based on the contract.

(II)            Obligations of Borrower

1.            The borrower shall faithfully provide documents and materials required by lender, including information on all opening bank, accounts and balances of deposit and loan and relevant personal information, and cooperate with lender for investigation, review and inspection;

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2.            The borrower shall accept supervision or inspection on its use of loan fund and relevant production, operation and financial activities from lender, and timely take reasonable measures for advice or requirements of lender;

3.            The borrower shall use loan according to purpose agreed herein, not embezzle the same for other purposes, and guarantee that it may not be used for investment in fixed assets; will not use loan to invest in equity; not use the loan in the fields and for purposes prohibited by the state for production/operation; not use loan for speculation or investment in stocks, securities, futures, wealth management products and other financial products; not use loan to buy real estate or engage/invest in the real estate field, etc.; not use loan to engage in lending activities between enterprises or enterprise and individual; not use loan to seek illegal income; not obtain credit funds through illegal means, and not occupy or misappropriate loans in other ways; not use loan to engage in other illegal activities or other fields violating national laws and policies; and not use loan to engage in areas where bank credit funds are prohibited by relevant regulatory institution;

4.            In accordance with Article 7 hereof, borrower shall accept monitoring on borrower's account and loan fund payment management from lender;

5.            Borrower shall repay principal and interest of loan on time and in full based on the contract;

6.            Without written consent of lender, borrower may not transfer debts hereunder in whole or in part to any third party;

7.            The borrower shall not reduce registered capital in any manner; without written consent of lender, borrower may not extend period of subscription of registered capital;

8.            In case of merger, separation, equity transfer, external investment, material increase in debt financing and other significant matters on the part of borrower, borrower shall notify lender in writing at least 30 working days in advance and obtain written consent of lender, and actively implement guarantee measures for repayment of principal and interest of loan hereunder on schedule and in full based on lender's requirements. The foregoing significant matters include but are not limited to:

(1)            Applying for loans or liabilities from banks or other third parties, or providing loans to third parties, or providing guarantees for third-party debts, or other material increases in debt financing, which affects or may affect repayment of principal and interest of loan;

(2)            Making major changes in property rights or adjustments of business mode (including but not limited to signing joint venture or cooperation contracts with foreign investors or investors from Hong Kong, Macao and Taiwan, being revoked or closed down, stopping production or transferring production, being divided or combined, merging or being merged, restructuring, forming or transforming into a joint-stock company, external investment, holding shares in or investing in joint-stock companies or investment companies with fixed assets such as houses and machine and equipment or intangible assets such as trademarks, patents, know-how and land use rights, or conducting transactions of property rights and management rights by leasing, contracting, joint venture, trusteeship, etc.);

(3)            Change of equity has reached the condition agreed in Item XX under Article 23 Special Agreement Clause hereof.

9.            Borrower shall notify lender in writing within 7 working days from date of occurrence or potential occurrence of the following conditions, and actively implement guarantee measures for repayment of principal and interest of loan hereunder on schedule and in full based on requirements of lender:

(1)            Significant financial loss, asset loss or other financial crisis occurs;

(2)            Business is stopped, business license is revoked or canceled, borrower applies for bankruptcy or an application for bankruptcy is submitted against borrower, borrower is dismissed, etc.;

(3)            Controlling shareholder and other related companies thereof suffer from major operation or financial crisis which affect its normal operation;

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(4)            Legal representative, directors or senior management of borrower change, which affects its normal operation;

(5)            Change of equity of guarantor has reached the condition specified in Item XXI under Article 23 Special Agreement Clause hereof;

(6)            There are significant related transactions between borrower and controlling shareholder and other related companies thereof, which may affect its normal operation;

(7)            There is any litigation, arbitration or criminal or administrative punishment which has significant adverse impact on its operation or properties;

(8)            There are other significant matters that may affect its solvency.

10.            At the request of lender (such request shall be reasonably notified to lender in advance, unless it is unable to notify in advance due to occurrence of default events or potential default events or special environment), lender's representatives are allowed to conduct the following activities during normal working hours:

(1)            Visit the premises where borrower conducts operation activities;

(2)            Inspect sites, facilities, factories and equipment of borrower;

(3)            Check book records and other records of borrower;

(4)            Inquire of employees, agents, contractors and subcontractors of borrower who know or may know relevant information needed by lender.

11.            The borrower guarantees to maintain current assets and net asset value, asset-liability ratio, asset current ratio and other financial conditions within the scope stipulated in Item XXII under Article 23 Special Agreement Clause hereof during the loan term.

12.            For letter of demand or demand document lender sends or otherwise delivers to borrower, borrower must sign for the same and submit the receipt to lender.

Article 11     Statements & Commitments of Borrower

The borrower is voluntary to make the following statements and commitments, and assume legal liabilities for truthfulness of content thereof:

I.            The borrower is a legal unit that was established and is existing in accordance with laws of the People's Republic of China, and has full capacity for civil conducts. The borrower guarantees that it will provide relevant certificates, licenses, credentials and other documents required by lender in light of lender's requirements.

II.            The borrower has sufficient ability to perform all obligations and responsibilities hereunder, and its discharge liability will not be mitigated or exempted due to any order, change of financial condition or any agreement signed with any unit.

III.            The borrower has full authorization and legal rights to sign the contract; borrower has obtained and fully performed all internal approvals and authorizations or other relevant formalities necessary for execution and performance of the contract, and has obtained and fully performed all necessary approvals, registrations, authorizations, consents, permissions or other relevant formalities of any governmental departments or other organs of power necessary for execution and performance of the contract, and all approvals, registrations, consents, permissions, authorizations and other relevant formalities necessary for execution of the contract are fully legal and effective.

IV.            The borrower's execution of the contract is completely consistent with relevant articles of association, internal decisions and resolutions of general meetings and meetings of board of directors of borrower, and borrower promises that such internal decisions and resolutions of general meetings and meetings of board of directors completely conform to national laws and regulations and articles of association and contain no content that is invalid, untenable or revocable. And the contract will not be in conflict with or in violation of any articles of association, internal decisions and resolutions of general meetings and meetings of board of directors and policies of borrower.

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V.            Execution and performance of the contract is based on true intention expression of borrower. The loan financing is consistent with laws and regulations, and execution and performance of the contract do not violate any laws, regulations, rules or contractual agreements binding on borrower. The contract is legal, effective and enforceable; if the contract is invalid due to defect in rights of execution and performance of the contract of borrower, borrower will immediately and unconditionally indemnify lender for all losses.

VI.            All documents, financial statements and other materials provided to lender by borrower under the contract are true, complete, accurate and effective, and various financial indicators required by lender will be continuously kept.

VII.            The borrower agrees that the loan business hereunder is subject to provisions, customary rules and practices of lender. The lender is entitled to recover loan in advance in light of the fund withdrawal situation of borrower.

VIII.            If borrower owes multiple debts of the same type to lender, and borrower's payment is insufficient or may be insufficient to repay all the debts, lender shall decide the specific repayment or deduction order.

IX.            If borrower fails to perform obligations based on the contract, borrower hereby authorizes lender to directly deduct and collect amount from any account opened by borrower in lender and all branches and subsidiaries of Industrial Bank without judicial procedures, including but not limited to principal and interest of loan (including principal, interest, default interest, compound interest), liquidated damages, damages and expenses that lender uses to realize creditor's right; borrower agrees that lender has the right to decide specific deduction and collection order. If currency of amount in an account is inconsistent with currency of loan, lender is entitled to translate the amount into amount in currency of loan for deduction and collection based on middle rate released by lender on date of deduction and collection; if any account agreed in this clause involves such products as wealth management products or structural deposit, borrower hereby irrevocably authorizes lender to directly institute relevant product redemption application or take other necessary measures on the behalf, to ensure that lender can smoothly deduct and collect the said amount, and borrower shall provide all necessary cooperation.

X.            Whether before or after the execution of this contract, if borrower submits any documents related to a specific transaction to lender for review, borrower guarantees the authenticity of all documents, and lender will only make a decision on the apparent authenticity of the transaction documents. Lender neither participates in nor knows substance of the specific transaction that borrower engages in, nor assumes any liability.

XI.            The borrower confirms that, except conditions that have been disclosed to lender in writing, borrower does not conceal any of the following events that have occurred or are about to occur and may lead lender to disagree with release of loan hereunder:

(I)            Debts or liabilities assumed by borrower, including but not limited to any hypothecation, pledge, lien and other encumbrances that are set on assets or incomes of borrower and not disclosed to lender;

(II)            Major violations of discipline or laws or claims involving borrower or borrower's main management personnel;

(III)            Events of default on the part of borrower under the creditor's right/debt contract between borrower and any other creditor;

(IV)            No litigation, arbitration or administrative punishment against borrower have occurred, is pending, or to the knowledge of borrower, may occur against borrower or properties thereof, and there are no liquidation or winding-up or other similar proceedings against borrower brought up spontaneously or by a third party;

(V)            Other conditions that may affect financial condition and solvency of borrower.

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XII.            The borrower promises to use the loan based on purpose agreed herein, and not to embezzle the loan for other purposes or any purpose contrary to the purpose of the contract. It will accept and cooperate with lender at any time in loan payment management, post-loan management and related inspections, and cooperate with lender in supervision, inspection and checking on borrower's use of loan funds and borrower's production and operation, financial activities, material inventory, assets and liabilities, bank deposits, cash inventory and so on or such other requirements as lender deems necessary or appropriate.

XIII.            Provide sufficient and valid security recognized by lender or other acceptable securities as deemed appropriate by lender. If security hereunder involves mortgage of a real estate, borrower shall timely notify lender when it is aware of information on demolition of the mortgaged house; if the mortgaged house is demolished, lender is entitled to require borrower to discharge the debt in advance or re-set the mortgage and sign a new mortgage agreement provided that property right exchange compensation mode is adopted, and after original mortgaged real estate is lost and before the new mortgage registration is finished, borrower shall offer a guarantor meeting guarantee conditions to guarantee; for the removed real estate for which the indemnity mode is adopted for compensation, borrower is liable to require mortgagor to continue to provide guarantee for main creditor's right by opening a special deposit account or certificate of deposit and the like for removal compensation amount.

XIV.            The borrower may not reduce registered capital in any manner. Without prior written consent of lender, borrower may not transfer debts hereunder in whole or in part to any third party. Before debts hereunder are fully discharged, without written consent of lender, borrower may not discharge any debt between borrower and other creditor (except other branches of Industrial Bank) in advance.

XV.            In case of significant adverse matters that will affect borrower's solvency, lender shall be notified without any delay; in case of merger, separation, equity transfer, external investment, material increase in debt financing and other significant matters, written consent of lender must be obtained.

XVI.            If litigation, arbitration or other dispute between lender and borrower or any third party related to borrower arises from performance of obligations hereunder, causing lender to be involved in dispute between borrower and any third party, litigation or arbitration costs, attorney fees and other expenses paid by lender accordingly shall be assumed by borrower.

XVII.            Due to the settlement business hereunder, borrower shall process such business in the settlement account opened in lender.

XVIII.            The borrower promises that information it publicizes on the national enterprise credit information publicity system is true, complete, legal and effective, and that it will continuously allow lender to make inquiries about information enterprise chooses to or not to publicize on the system. If lender requires capital verification, borrower agrees to conduct capital verification based on lender's requirements and provide a capital verification report issued by a professional institution.

XIX.            The borrower hereby declares and authorizes that: lender is allowed to carry out necessary investigation against credit situation of borrower in line with national laws and regulations and relevant policies, including inquiry about credit information of borrower in basic financial credit information database established by the state, and report relevant credit information to national basic financial credit information database based on need of work on enterprise construction and personal credit investigation of the People's Bank, and hereby allows relevant information to be legally inquired within the authorized scope.

XX.            The borrower hereby declares and authorizes that: lender is allowed to, in light of information management work need of relevant administrative/judicial/regulatory departments, banking regulatory institutions, banking associations and the like, report information related to the contract and other relevant information to the said departments, institutions and information management systems established or recognized by them, and hereby allows relevant information to be legally inquired.

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XXI.            If borrower violates the contract, or conditions that may hinder lender from realizing its creditor's right occur, lender is entitled to require the contribution subscription obligation of shareholders of borrower to be accelerated, and borrower promises that shareholders thereof shall timely subscribe capital in time based on requirements of lender. Lender is entitled to require borrower and shareholders thereof not to distribute dividend.

XXII.            The borrower promises that the transaction background of this loan business is true and legal, and the loan is not used for illegal purposes such as money laundering.

XXIII.            The borrower hereby irrevocably promises that, in case of violation of any obligation agreed herein, the lender may report and disclose default information of borrower to the People's Bank of China and established or approved credit service institutions and systems thereof, or banking associations, banking regulatory institutions or other administrative/judicial/regulatory departments and information management systems or news media established or recognized by them.

Meanwhile, the borrower irrevocably authorizes relevant banking association to share default information of borrower among banking institutions and even publicize the same to the society in an appropriate manner.

The borrower is aware that the lender is entitled to take various measures based on the contract, and that lender is entitled to take or banking financial institutions including lender are entitled to jointly take joint default punishment and right protection measures such as reducing or stopping credit granting, stopping opening new settlement account and stopping processing new credit cards of borrower's legal representative/borrower.

XXIV.            For other matters declared and promised by borrower, see Item XXIII in Article 23 Special Agreement Clause hereof.

Article 12     Earlier Loan Recovery

I.            During the loan term, in case of one of the following conditions on the part of borrower or surety (including guarantor, mortgagor or pledgor, the same below), lender is entitled to unilaterally decide to stop payment of the loan borrower has not used, and recover principal and interest of loan in whole or in part in advance; for loan which will be repaid in installments, if lender recovers the loan of a period in advance based on the contract, other loans that have not matured will be deemed to be due in advance:

(I)            Provide false materials or conceal important operation or financial facts, and any certificates and documents submitted to lender and any item among statements and commitments in Article 11 hereof is proved to be untrue, inaccurate, incomplete or intentionally misleading;

(II)            Without written consent of lender, borrower arbitrarily changes original purpose of loan, embezzles the loan or uses the loan for illegal and non-compliant transactions;

(III)            Use false contracts with related parties, to discount or pledge creditor's rights such as bills receivable and accounts receivable without actual trade background to the lender to arbitrage lender's funds or credit;

(IV)            Refuse to accept supervision and inspection on its credit fund use and relevant operation and financial activities from lender;

(V)            Merger, separation, acquisition, restructuring, equity transfer, external investment, material increase in debt financing and other significant matters occur, which lender believes may affect safety of loan;

(VI)            Intentionally evade creditor's right of lender through related transactions;

(VII)            Credit status deteriorates, and solvency (including contingent liabilities) apparently weakens;

(VIII)            Cross defaults agreed in Article 15 hereof happen to borrower or related enterprises thereof and guarantor or related enterprises thereof;

(IX)            The borrower fails to repay principal and interest of loan hereunder on schedule;

(X)            The borrower ceases to repay its debts, or is unable or indicates that it is unable to repay its debts as they fall due;

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(XI)            The borrower ceases to do business, goes out of business, is declared bankrupt, is dissolved, and has its business license revoked or withdrawn, and its financial situation deteriorates;

(XII)            The borrower fails to perform obligations agreed in Articles 10 & 13 hereof and other obligations agreed herein, or guarantor fails to perform obligations agreed in the security contract;

(XIII)            Value of mortgage or pledge property for security has dropped or may significantly drop, or rights of pledge must be honored before loan expires;

(XIV)            Legal representative, major individual investors, directors, supervisors or senior managers of borrower or guarantor abnormally change, disappear, or have been legally investigated or personal freedom thereof has been restricted by judicial authorities, which has affected or may affect performance of obligations under this contract;

(XV)            The borrower/guarantor or controlling shareholders, actual controllers or related persons of borrower/guarantor are involved in significant litigation, arbitration or other disputes, or significant assets thereof are sealed up, frozen, deducted or enforced or other measures with similar effect have been taken, which may endanger or damage interests of lender;

(XVI)            Events otherwise agreed in the contract, or based on the fund withdrawal situation of borrower, other events that endanger or damage or may endanger or damage interests of lender.

II.            In case of the foregoing conditions for earlier loan recovery, lender may unilaterally decide whether to give borrower a certain grace according to production and operation situation, financial condition, fund withdrawal and the like of borrower. If lender gives borrower a certain grace, but borrower still fails to take remedies within the grace or remedies adopted are in conflict with requirements of lender, lender is entitled to unilaterally decide to recover loan in advance; lender may choose not to give borrower grace and directly decide to recover loan in advance.

III.            In case of earlier loan recovery, lender is entitled to take corresponding measures based on Paragraph II in Article 14 hereof.

Article 13     Obligations of Borrower to Disclose Significant Transactions and Events to Lender

I.            Borrower shall promptly report significant transactions and events of borrower to lender in writing.

II.            If borrower is a group customer, borrower shall timely report related transactions accounting for more than 10% of net assets of borrower to lender in accordance with relevant regulations, including but not limited to:

(I)            Relationship of all parties to the transaction;

(II)            Item and nature of transaction;

(III)            Amount or corresponding proportion of transaction;

(IV)            Pricing policies (including transactions with no amount or only nominal amount).

III.            Where underlying conditions of the contract suffer from significant changes which are unforeseeable at the time of execution of contract and do not belong to commercial risk, and thus re-negotiation is required, borrower shall notify lender promptly within three working days after such changes occur.

Article 14     Liabilities for Breach of Contract

I.            After the contract takes effect, borrower and lender shall perform obligations agreed herein, and if any party refuses to perform or fully perform obligations agreed herein, the party shall assume corresponding liabilities for breach of contract.

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II.            If borrower fails to use loan based on the purpose agreed herein, pay the loan fund in the agreed manner or comply with statements and commitments, information in loan application documents is false, financial indicators break through the agreements, significant cross default events occur and any clause in the contract is not performed, lender is entitled to take one or several measures below:

(I)            Require correction of breach within a period;

(II)            Cease to release unreleased loan hereunder, and cease to pay unpaid loan fund hereunder;

(III)            Require borrower to supplement loan release and payment conditions consistent lender's requirements or cancel use of loan by means of "independent payment" of borrower;

(IV)            Unilaterally decide that all or a part of debts shall mature earlier;

(V)            Unilaterally terminate or relieve the contract, require borrower to discharge principal and interest of loan that are due or not due, and pay or indemnify for relevant losses;

(VI)            If loan is overdue, require borrower to pay overdue default interest; if borrower embezzles loan, require borrower to pay default interest for embezzlement; require borrower to pay unpaid interest (including interest before and after the loan matures, default interest for embezzlement and overdue default interest) and compound interest;

(VII)            Require borrower to add or replace guarantor, mortgage, pledge/pledge right;

(VIII)            Exercise or realize rights under any security related to the loan;

(IX)            Directly deduct and collect amount from any account opened by borrower in lender and all branches and subsidiaries of Industrial Bank without judicial procedures, or entrust the opening bank of borrower's account to deduct and collect amount from its account, including but not limited to principal and interest of loan (including principal, interest, default interest, compound interest), liquidated damages, damages and expenses that lender uses to realize creditor's right; borrower agrees that lender is allowed to decide specific deduction and collection order; if currency of amount in an account is inconsistent with currency of loan, lender is entitled to translate the amount into amount in currency of loan for deduction and collection based on middle rate released by lender on date of deduction and collection; if any account agreed in this clause involves such products as wealth management products or structural deposit, lender is allowed to directly institute relevant product redemption application or take other necessary measures on the behalf, to ensure that lender can smoothly deduct and collect the said amount;

(X)            Initiate a lawsuit or arbitration or apply to a notary office for issuance of certificate of execution, require borrower to pay off principal and interest of loan, and expenses that creditor undertakes to realize the creditor's right shall be borne by borrower;

(XI)            Lender is entitled to seize or detain any movable properties or real estates or tangible or intangible properties of borrower controlled and occupied by lender or take other measures as appropriate deemed by lender;

(XII)            Lender is entitled to report and disclose default information of borrower to the People's Bank of China and established and approved credit service institutions and system thereof, or relevant banking association, banking regulatory institution or other administrative/judicial/regulatory departments and established or approved information management systems or news media thereof, and in the meantime may take or work with other banking and financial institutions to take joint default punishment and right protection measures such as reducing or stopping credit granting, stopping opening new settlement account and stopping processing new credit cards of legal representative of borrower/borrower;

(XIII)            Other measures stipulated by laws and regulations or agreed in the contract or as appropriate deemed by lender.

III.            Where prerequisites for withdrawal and loan fund payment conditions agreed herein are met, if lender fails to provide loan based on agreed date and amount, causing borrower to suffer from loss, lender shall indemnify borrower for direct economic losses arising accordingly. However, in no case will lender indemnify borrower for any foreseeable or unforeseeable indirect losses arising therefrom.

IV.            During the performance of the contract, if commissioned lender payment fails, payment is not timely, borrower violates the contract and processes independent payment or other losses occur because materials provided by borrower are false, inaccurate or incomplete or contain other defects, lender will not be responsible.

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V.            If release and payment dispute or other losses occur because the loan release account or payment object account agreed herein is frozen or due to other reasons, lender will not be responsible.

VI.            In case of the following conditions on the part of surety hereunder (i.e., guarantor, mortgagor and pledgor), lender is entitled to take measures in accordance Paragraph II in this clause:

(I)            The guarantor fails to perform agreements in relevant guarantee contract, or credit condition deteriorates, or other events that weaken the guarantee capability occur;

(II)            The mortgagor fails to perform agreements in relevant mortgage contract, or damages the mortgage on purpose, or value of mortgage may drop or has dropped notably, or there are other events that are detrimental to the mortgage right of lender;

(III)            The pledgor fails to perform agreement in relevant pledge contract, or value of pledge has dropped or may drop notably, or the pledge right must be honored before loan is discharged, or there are other events that are detrimental to the pledge right of lender.

Article 15     Cross Breach of Contract

In case of any condition below on the part of borrower or related enterprises thereof and guarantor or related enterprises thereof, it will be deemed that borrower violates the contract at the same time, and lender is entitled to recover loan in advance in accordance with Article 12 hereof and require borrower to assume liabilities for breach of contract in accordance with Article 14 hereof:

(I)            Any loan, financing or debt suffers or may suffers from default or is declared to be due earlier;

(II)            Any security or similar obligation is not performed, or there is a chance for failure to perform;

(III)            Fail to perform or violate legal documents or contracts regarding debt guarantee and other similar obligations, or there is a chance for failure to perform or violation;

(IV)            Insolvency in due debts or due loan/financing occurs or is about to occur;

(V)            Be declared or about to be declared bankrupt by legal proceedings;

(VI)            Transfer assets or properties thereof to other creditors;

(VII)            Other conditions that endanger safety of principal and interest of loan hereunder.

Article 16     Continuity of Obligations

All obligations of borrower hereunder are continuous, and have full and equal binding force on successor, agent, receiver, assignee and subject after merger, reorganization, name change and the like thereof.

Article 17     Clause on Accelerated Maturity of Principal and Interest

Borrower agrees that, once borrower fails to perform statements and commitments in Article 11 hereof, or borrower fails to perform any obligation hereunder, lender is entitled to decide that any other obligation to lender of borrower, including the repayment obligation of all mature and immature principals and interests of loan hereunder (including default interest and compound interest), will mature immediately.

Article 18     Right of Subrogation

Borrower hereby specifically declares that, whether creditor's right of lender is mature or not, if, for creditor's right of borrower and collateral rights related to such creditor's right, limitation of action is about to expire or credit in bankruptcy is not declared in time, borrower violates the contract or is unable to repay mature advances of lender (including principal, interest and expenses) or other conditions that may affect realization of creditor's right of lender occur, with regard to any creditor's right against third party, accounts receivable and other property interests and collateral rights related to the said rights owned by borrower, lender is entitled to exercise right of subrogation, including but not limited to subrogating borrower to request borrower's counterpart to perform obligations to borrower, declaring or conducting other necessary activities to trustee in bankruptcy, or borrower giving up all defenses.

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Article 19     Application of Laws, Jurisdiction & Settlement of Dispute

I.            Execution, effect, performance, termination, interpretation, dispute settlement and the like of the contract shall be governed by laws of the People's Republic of China (For the purpose of the contract, laws of Hong Kong SAR, Macao SAR and Taiwan Region are excluded).

II.            Any dispute arising from the contract shall be settled through friendly consultation between borrower and lender; if friendly consultation fails, both parties agree to settle the same in accordance with Item XXIV in Article 23 Special Agreement Clause hereof.

III.            During the dispute period, the provisions of this contract that are not involved in the dispute shall still be performed.

Article 20     Correspondence, Communication & Notices

I.            The borrower agrees and confirms that the address agreed in Item XXV under Article 23 Special Agreement Clause hereof is the address of service for notifications hereunder and legal instruments of relevant litigation (arbitration), notarization and the like at the time of occurrence of dispute (including but not limited to various notices and documents of all contracting parties; complaints (or letters of application for arbitration) and evidences, summons, notice of responding to action, notice to produce evidences, notice of court session, payment order, judgment (award), written ruling, mediation paper, notice of execution, notice of performance within a period and other legal instruments for trials of litigation or arbitration, proceedings for realizing security interest and the enforcement stage; various notices and legal instruments served by notary offices), and further agrees that lender, judicial authorities such as notary offices or courts and other servers of various notices and legal instruments are entitled to choose the paper or electronic mode for service, among them, electronic service modes include but are not limited to email, China Judicial Process Information Online, national uniform service platform, local or special online court service platforms and electronic platforms and APPs of servers.

II.            Period of application of the service address agreed in Paragraph I of this clause includes the non-litigation stage and all stages including the first instance, the second instance, retrial, enforcement, proceedings for realizing security interests, proceedings for supervising and urging the clearance of debt and the enforcement notarization stage after dispute enters procedures of arbitration and litigation. If the said service address is changed, borrower shall notify lender in writing in advance (during the litigation or arbitration period, relevant arbitration tribunal or court shall be notified in writing in advance, and if the enforcement notarization is processed, original notarization institution shall also be notified in writing) to re-determine address of service and obtain receipt. If they are not notified in advance, it will be considered that the address is not changed, corresponding legal consequences shall be assumed by borrower on its own, and address of service agreed in Paragraph I of this clause shall still be regarded as effective address of service.

III.            As long as any document, communication, notice and legal instrument is delivered to any address agreed in Paragraph I of this clause, it will be deemed to be served on the following date (in case of service on a designated receiving agent, it shall be deemed to be service on principal):

(I)            In case of post (including express mail, ordinary mail and registered mail), the fifth working day following the date of post will be regarded as date of service;

(II)            In case of fax, email, phone text, WeChat, QQ or other electronic communication address, date of sending will be regarded as date of service;

(III)            In case of personal delivery, date when recipient signs for it will be regarded as date of service. If recipient rejects the mail, server may record the service process by photography or video recording, and leave relevant instruments, which is also regarded as service.

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IV.            If instruments are unable to be actually served because address provided or confirmed by borrower is inaccurate or untrue or borrower fails to timely notify the counterpart and relevant arbitration institution, people's court or notarization institution after address of service is changed, borrower shall independently assume corresponding legal consequences, and such instruments will be deemed to have been effectively served:

(I)            In case of post, date of return of instrument will be regarded as date of service;

(II)            In case of personal delivery, date when server indicates relevant situation in the proof of service on the site will be regarded as date of service;

(III)            In case of electronic delivery, date of sending will be regarded as date of service.

V.            Lender uses address indicated in the contract as address of service. If lender sends notices by releasing announcements on its website, online banking or phone banking or in its outlets, date of release of announcement will be regarded as date of service. In no case, lender needs to be responsible for any transmission failure, omission or delay of post, fax, call or any other communication system.

VI.            All parties agree that, corporate official seals, office seals, special financial seals, special contract seals and sending and receiving seals of all parties, special credit business seal of lender and so on are effective seals for notification or contact , service of legal instrument and correspondence of all parties. All personnel of the unit of borrower have the right to sign for correspondence, communication and notices.

VII.            This clause is an independent clause in the contract and will not be subject to effect of the contract and other clauses thereof.

Article 21     Effect of Contract and Other Matters

I.            The contract will take effect as of the date when both contracting parties sign or seal or put their fingerprints.

II.            During the effective term of the contract, any forbearance, grace or delay granted by lender to borrower in exercising interests or rights in the contract will not damage, affect or restrict all interests and rights that lender shall enjoy in accordance with laws and regulations and the contract, shall not be deemed to be lender's waiver of rights or interests hereunder, and will not affect any obligation of borrower hereunder either.

III.            If performance of lender of the loan release obligation based on the contract is inconsistent with laws and regulations or regulatory requirements due to changes of national laws and regulations or regulatory policies, lender is entitled to unilaterally terminate the contract and declare that all released loans are mature in advance, and borrower shall immediately pay off such loans in line with lender's requirements. If lender is unable to perform or perform based on the contract due to such reasons, lender will not assume any legal liabilities.

IV.            If loan is not released or payment is not processed on time due to force majeure, communication or network failure, fault of lender's system and the like, lender will not be responsible but shall notify borrower without any delay.

V.            Lender is allowed to, based on operation and management need, authorize or entrust other branch of Industrial Bank to perform rights and obligations hereunder (including but not limited to authorizing or entrusting other branch of Industrial Bank to sign relevant contract), or enable other branch of Industrial Bank to undertake and manage the loan hereunder, borrower approves the said content, and it is unnecessary to otherwise obtain consent of borrower for the said activities of lender.

VI.            Borrower agrees that lender is entitled to unilaterally reduce or cancel loan amount hereunder that has not been used in light of production and operation condition, repayment situation, credit granting of other financial institution and other factors of borrower. If lender decides to reduce or cancel the amount, lender shall notify borrower five working days in advance without consent of borrower.

VII.            In the event that any provision of this contract is or becomes illegal, invalid or unenforceable in any respect at any time, the legality, validity or enforceability of other provisions of this contract shall not be affected or impaired in any way.

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VIII.            Lender has requested borrower to pay special attention to "Important Tips for Contract Signing" in the contract, borrower has carefully read and fully, sufficiently and accurately understood all clauses regarding rights and obligations of both contracting parties and "Important Tips for Contract Signing", lender has given sufficient explanations for relevant clauses and personal information processing rules at the request of applicant, and both parties have completely consistent understanding of all clauses in the contract and have no objections to content hereof.

IX.            The subheadings of this contract are only added for convenience of reading and shall not be used for the interpretation of this contract or any other purpose.

X.            Attachments hereto constitute an integral part of the contract and have the same legal effect as body of the contract.

XI.            For total number of copies of the contract and number of copy held by each party, see Item XXVI in Article 23 Special Agreement Clause hereof, and each copy has the same legal effect.

Article 22     Notarization and Voluntary Acceptance of Enforcement

I.            If any party hereto brings up a notarization requirement, the other party agrees to process notarization in a notary office approved by the state in line with requirements of the other party.

II.            Contract that has been notarized for enforcement is enforceable; where borrower fails to perform or inappropriately perform debts or there are conditions for realization of creditor's right of lender specified by laws and regulations and agreed in the contract, borrower agrees that lender may apply to relevant notary office for issuance of a certificate of enforcement with enforcement effect, and borrower is voluntary to accept the enforcement that lender directly applies for to relevant competent people's court with this certificate of enforcement, aware of corresponding legal consequences and promises not to raise any objection or defense.

III.            All parties agree that: before issuance of certificate of enforcement, the notary office has the right to use any or several methods such as post, phonecall, fax, email, mobile phone message, WeChat, QQ, personal delivery and interview to verify borrower's relevant breaches such as refusal to perform or inappropriate performance based on "Correspondence, Communication and Notices" agreed herein. If phone call or interview is adopted for verification, it will be deemed to have been served immediately after the interview or call ends; if post, fax, email, mobile phone message, WeChat, QQ, personal delivery or the like is used for verification, agreements in "Correspondence, Communication and Notices" of the contract shall be executed for date of service.

IV.            If borrower disagrees with breaches verified in the preceding clause, borrower shall, within five working days from date of service, produce evidences to relevant notary office in writing and present sufficient evidence. If borrower fails to produce evidences on schedule or relevant notary office believes that evidences are insufficient to support its claim, it will be considered that borrower confirms relevant breaches such as refusal to perform debts or inappropriate debt performance and agrees that the notary office may issue a certificate of enforcement based on application of lender. If the notary office has other provisions on method of verification and period of producing evidences, they shall be executed in line with provisions of the notary office.

Article 23     Special Agreement Clause

I.            Description of Contracting Parties

Lender: Industrial Bank Co., Ltd.

Address: Zhongshan Building, No. 154, Hudong Road, Fuzhou

Legal Representative/Principal: Lv Jiajin

Borrower: Fuzhou Yukai Trading Co., Ltd.

Address: Room 909, Xinya Building, No. 121, Dong Street, Fuzhou

Legal Representative/Principal: Zheng Zhenyu

II.            If you discover that there are illegal or non-compliant conditions in the contract and business charge matters hereunder, you may call the complaint line of Industrial Bank to complain of illegal and non-compliant charges, and the charge complaint line is: 95561.

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III.            Lender and borrower confirm that loan hereunder belongs to the first condition below:

(First) The contract is a subcontract of Credit Line Contract (i.e, the master contract) between lender and borrower executed on March 3, 2022 (No.: Shou ZY-2022024). Amount of this loan is calculated into credit line under Credit Line Contract. Inside, loan in foreign currency will be translated into amount in RMB based on the middle rate released by lender on date of execution of the contract and calculated into credit line.

(Second) The contract is a legal instrument signed by lender and borrower separately.

IV.            Lender agrees to grant borrower a loan of (currency) RMB (amount in words) Three Million Two Hundred Thousand Only.

V.            The loan is used to pay for goods; without written consent of lender, borrower may not use the loan for other purposes.

VI.            Term of loan is one year, i.e., March 22, 2022 - March 22, 2023.

VII.            Split loan use plan is:

MM-DD-YYYY, RMB (ten thousand); MM-DD-YYYY, RMB (ten thousand);

MM-DD-YYYY, RMB (ten thousand); MM-DD-YYYY, RMB (ten thousand);

MM-DD-YYYY, RMB (ten thousand); MM-DD-YYYY, RMB (ten thousand);

MM-DD-YYYY, RMB (ten thousand); MM-DD-YYYY, RMB (ten thousand);

MM-DD-YYYY, RMB (ten thousand); MM-DD-YYYY, RMB (ten thousand);

Borrower shall submit an application to lender to process the withdrawal formalities three working days prior to date of withdrawal of each period or other time required by lender in writing.

If borrower fails to withdraw loan in light of split use periods and amount agreed above, lender is entitled to require borrower to pay liquidated damages that is equal to in ten thousand of amount of loan that shall be withdrawn during the current period. If borrower belongs to a micro/small-size enterprise consistent with national systems or policies, this liquidated damages will not be collected.

VIII.            Pricing benchmark interest rate shall be executed based on the first agreement below:

(First) One-year term grade of LPR.

(Second)     /     term grade of SHIBOR.

(Third) SOFR.

(Fourth)     /     term grade of SOFR term interest rate.

(Fifth) €STR.

(Sixth) SONIA.

(Seventh)     /     term grade of TSRR.

(Eighth)     TONA.

(Ninth)     SARON.

(Tenth)     /     term grade of HIBOR.

(Eleventh)     /     term grade of SIBOR.

(Twelfth)     /     term grade of benchmark interest rate of deposit in RMB of the People's Bank of China.

Among them, LPR shall be selected as pricing benchmark interest rate for loan in RMB with a fixed interest rate. Pricing benchmark interest rate shall be used in line with scope of currency restricted for pricing benchmark interest rate in Article 1 "Definitions & Interpretations".

IX.            Pricing formula of loan interest rate: loan interest rate = pricing benchmark interest rate +     /    % or - 0.5%.

X.            Loan interest rate shall be executed based on the second agreement below:

(First) Fixed interest rate. Interest rate is determined based on Method / below:

A.            Determine loan interest rate based on pricing benchmark interest rate of actual date of release and the pricing formula, and the interest rate remains unchanged during the period from each actual date of release to due date of loan hereunder.

B.            Based on pricing benchmark interest rate on date of execution of contract and the pricing formula, agree that fixed interest rate of loan shall be an annualized interest rate, i.e.,    /      %; if pricing benchmark interest rate is adjusted on actual date of release, the addition/subtraction points in the pricing formula shall be accordingly adjusted, and the said annualized interest rate agreed herein remains unchanged.

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(Second) Floating interest rate. Determine loan interest rate based on pricing benchmark interest rates on actual date of release and date of re-pricing and the pricing formula, and calculate interest by stage. Date of re-pricing shall be executed based on Method A below:

A.            Floating cycle is quarter (month/quarter/half a year/year); corresponding date of each full cycle from actual date of loan release is a date of re-pricing of contract; if there is no corresponding date in current month, the last day of the month is corresponding date.

B.            If SOFR, €STR, SONIA, TONA or SARON is used as pricing benchmark interest rate, each date of interest calculation of the interest period (i.e., each natural date of the loan term) is a date of re-pricing of contract.

(Third) Other interest rate method:

___________________/________________________________

__________________________________________/_____________________________

__________________________________________/____________________________。

XI.            Repayment of loan interest shall be executed based on the first method below:

(First) It is agreed that the 21st day of each month (month/the last month of a quarter/the last month of half a year/the last month of a year) is date of interest payment for loan hereunder; borrower shall pay lender loan interest of current period on date of interest payment, and settle the remaining principal and interest when loan is due.

(Second) Corresponding date of each full / (month/quarter/half a year/year) from actual loan release date (if there is no corresponding date in current month, the last day of the month is corresponding date) is date of interest payment of each period, and borrower shall pay lender loan interest of current period on date of interest payment and settle the remaining principal and interest when loan is due.

(Third) Initial interest payment date is MM-DD-YYYY; corresponding date of each full     /     (month/quarter/half a year/year) from initial interest payment date (if there is no corresponding date in current month, the last day of the month is corresponding date) is date of interest payment of each period, and borrower shall pay lender loan interest of current period on date of interest payment and settle the remaining principal and interest when loan is due.

(Fourth) Other repayment method:

________________________/________________________

__________________________________________/_____________________________

__________________________________________/____________________________。

XII.            If borrower fails to use loan based on the purpose agreed herein, from date of embezzlement, lender is entitled to calculate and collect default interest of embezzled loan, and default interest rate is 100% above the loan interest rate.

XIII.            If borrower fails to repay on schedule and reach an agreement with lender with regard to the grace, that is, loan is overdue, from the overdue date, lender is entitled to calculate and collect default interest for overdue loan, and default interest rate is 50% above the loan interest rate.

XIV.            In accordance with relevant national laws and regulations and regulatory policies, borrower promises that it has met prerequisites for withdrawal agreed herein before it applies for release of loan, and will accept supervision from lender on use of the loan fund based on the purpose agreed. The lender is entitled to monitor basic deposit account, general deposit account and special deposit account opened by borrower, and supervise and control release, payment and repayment of loan fund based on the contract.

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Borrower designates the following account as special fund withdrawal account, and will timely provide information on inflow and outflow of fund of the account:

Account Name: Fuzhou Yukai Trading Co., Ltd.

Account No.:

Opening Bank: Business Department of Head Office of Industrial Bank

The lender may consult borrower to otherwise sign an account management agreement in light of credit status, financing situation and so on of borrower, and lay out specific agreements on management of inflow and outflow of fund withdrawn from circulation of the designated account. The lender is entitled to recover loan in advance in light of the fund withdrawal situation of borrower.

XV.            In case of one of the following condition for loan fund payment, commissioned lender payment shall be adopted:

1.            Borrower establishes a new credit business relationship with lender and internal rating level of borrower in lender is below Level B3 (inclusive); "new credit business relationship" refers to initial credit business relationship between lender and borrower or no credit business relationship within 2 years between them;

2.            Working capital loan for replacement;

3.            Payment object is specific or a single payment amount exceeds RMB Ten Million (inclusive) (in case of loan in foreign currency, translate based on middle rate released by lender on date of payment);

4.            Others: ____________________________/_______________________________

___________________________________/___________________________________。

XVI.            Principal of loan hereunder shall be repaid based on the second method below:

(First) Repay principal of loan in installments, amount and dates of principal repayment are as follows:

MM-DD-YYYY, repay RMB (ten thousand); MM-DD-YYYY, repay RMB (ten thousand);

MM-DD-YYYY, repay RMB (ten thousand); MM-DD-YYYY, repay RMB (ten thousand);

MM-DD-YYYY, repay RMB (ten thousand); MM-DD-YYYY, repay RMB (ten thousand);

MM-DD-YYYY, repay RMB (ten thousand); MM-DD-YYYY, repay RMB (ten thousand);

___________________________________________________________________。

If lender adjusts the split loan use plan, dates and amount of loan repayment in installments agreed in this clause remain unchanged, and borrower shall repay principal of loan on schedule.

(Second) Repay full principal of loan in a lump sum on due date of loan.

(Third) Other methods for repayment of loan principal: _________________________________________

_______________________________________________________________________。

XVII.            If borrower fails to repay loan hereunder on schedule and needs a grace, borrower shall submit a written loan grace application to lender thirty working days prior to due date of the loan. With review and approval of lender, both parties shall otherwise sign a Loan Grace Contract as a supplementary contract hereof.

XVIII.            The borrower shall repay principal and interest of loan based on dates agreed herein.

If borrower requires earlier repayment of principal and interest of loan in part or in whole, borrower shall notify lender in writing thirty working days in advance and obtain written consent of lender. With written consent of lender, after borrower repays a part of principal and interest of loan in advance, borrower shall determine subsequent number of repayment periods, time of repayment and amount of repayment with lender through consultation. For principal of loan repaid in advance, interest thereof shall be calculated and collected based on actual period of use and loan interest rate agreed herein. Lender will not adjust interest of loan calculated and collected before the earlier repayment.

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If borrower requires earlier repayment, lender is entitled to require borrower to pay liquidated damages based on % of amount repaid in advance. If borrower belongs to a micro/small-size enterprise consistent with national systems or policies, this liquidated damages will not be collected.

XIX.            Security contract hereof includes but is not limited to the following contracts:

(I)            Maximum Mortgage Contract (name of contract) (No.: Shou ZY-2022024-DB1), guarantors: Zhang Binhua & Zheng Zhenyu, mode of security: mortgage;

(II)            Maximum Guarantee Contract (name of contract) (No.: Shou ZY-2022024-DB2), guarantor: Zheng Zhenyu, mode of security: guarantee;

(III)            Maximum Guarantee Contract (name of contract) (No.: Shou ZY-2022024-DB3), guarantor: Zhang Binhua, mode of security: guarantee;

(IV)            _____________________________(name of contract)

(No.:________________________), guarantor:

__________________________________________________, mode of security:

____________________;

(V)            _____________________________(name of contract)

(No.:________________________), guarantor:

__________________________________________________, mode of security:

____________________;

(VI)            _____________________________(name of contract)

(No.:________________________), guarantor:

__________________________________________________, mode of security:

____________________;

XX.            Before equity change of borrower reaches % (including but not limited to transfer, trusteeship, escrow and pledge of equity), borrower shall notify lender in writing at least 30 working days in advance and obtain written consent of lender, and actively implement guarantee measures for timely and full repayment of principal and interest of loan hereunder in line with requirements of lender.

XXI.            Borrower shall notify lender in writing within 7 working days from the date when equity change of guarantor reaches % (including but limited to transfer, trusteeship, escrow and pledge of equity) or such potential date, and actively implement guarantee measures for repayment of principal and interest of loan hereunder on schedule and in full based on requirements of lender.

XXII.            Borrower guarantees to maintain current assets and net asset value, asset-liability ratio, asset current ratio and other financial conditions within the following scope required by lender during the loan term: __________________________________

________________________________________________________________________

_______________________________________________________________________。

XXIII.            Other matters declared and promised by borrower: __________________________________

________________________________________________________________________

_______________________________________________________________________。

XXIV.            Any dispute arising from the contract shall be settled through friendly consultation between borrower and lender; if friendly consultation fails, both parties agree to settle the same based on the third method below:

(First) Bring a lawsuit to relevant people's court of domicile of lender.

(Second) Submit an arbitration application to ________________ Arbitration Commission, and apply arbitration rules effective at the time of arbitration of the arbitration commission to settle the dispute. To the extent permitted by arbitration rules, both parties agree to select summary procedure for trial. The arbitration award is final and binding on both parties. Venue of arbitration tribunal shall be ______________.

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(Third) Other methods: Bring a lawsuit to relevant people's court of place of contract signing.

XXV.     The borrower agrees and confirms that the following address is the     effective address of service for notifications hereunder and legal instruments of relevant litigation (arbitration), notarization and the like at the time of occurrence of dispute (including but not limited to various notices and documents of all contracting parties; complaints (or letters of application for arbitration) and evidences, summons, notice of responding to action, notice to produce evidences, notice of court session, payment order, judgment (award), written ruling, mediation paper, notice of execution, notice of performance within a period and other legal instruments for trials of litigation or arbitration, proceedings for realizing security interest and the enforcement stage; various notices and legal instruments served by notary offices), and further agrees that lender, judicial authorities such as notary offices or courts and other servers of various notices and legal instruments are entitled to choose the paper or electronic mode for service, among them, electronic service modes include but are not limited to email, China Judicial Process Information Online, national uniform service platform, local or special online court service platforms and electronic platforms and APPs of servers:

(I)            Address of Borrower:

1.            Name of Borrower: Fuzhou Yukai Trading Co., Ltd.;

Address of Borrower: Room 909, Xinya Building, No. 121, Dong Street, Fuzhou;

Post Code: 350000; Contact No.: ;

Contact Person: Ni Liping.

2.            Designated Receiving Agent (if any): _____________;

Address of Receiving Agent: ____________________;

Post Code: ___________; Contact No.: ___________.

(II)            Borrower agrees and confirms that any electronic communication address below is also an effective address of service:

1.            Fax, number: _____________________;

2.            Email, address: _____________________;

3.            Mobile phone message, receiving number: _____________________;

4.            WeChat, WeChat account no.: _____________________;

5.            QQ, number: _____________________;

6.            Other electronic communication address: _____________________.

XXVI.            The contract is made in triplicate, the lender holds two copies, and the borrower holds one copy, / holds / copy (copies), and each copy has the same legal effect.

XXVII.            Supplementary Clauses

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Lender (Corporate Seal):	Principal/Authorized Representative (Signature/Seal):
March 22, 2022

Borrower (Official Seal):	Legal or Authorized Representative (Signature/Seal/Fingerprint):

March 22, 2022

Date of Contract Signing: March 22, 2022

Place of Contract Signing: Gulou District/County, Fuzhou City